                                                                   EXHIBIT 10.35

                                                                     First Union

Commercial Note - First Union National Bank
Term Loan
Secured by Deed of Trust on Real Estate

Borrower:   On-Site Sourcing, Inc. and North           Date: as of November 15,
            Henry Street Realty Company, LLC           2000

Loan Amount:   Five Million Eight Hundred Thousand     $5,800,000.00
               and 00/100 Dollars

- --------------------------------------------------------------------------------
Loan Officer:           Account No. (if         |X| Original
Monica Sevila           applicable):            |_| Renewal Loan
Vice President          _________________
- --------------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned (whether one or more) jointly and severally promise to pay to the order of First Union National Bank, a national banking corporation ("First Union" or the "Lender"), at 1970 Chain Bridge Road, McLean, VA 22102, or at such place as the Lender may in writing designate, without offset and in immediately available funds, the Loan Amount shown above, plus interest and any other amounts due, upon the terms specified below.

Interest

The annual rate of interest on this Note (the "Rate") shall be:

|_|  Fixed Rate           Rate =_____________  per annum.

|_|  Prime Rate

|_| Prime Rate +______ % per annum.

|X| Other Floating Rate: One Month LIBOR, plus 2.50%, as more fully set forth below.

|_| Floating; then fixed:

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid principal sum owing hereunder shall bear interest at a rate equal to the LIBOR-Based Rate (hereinafter defined). LIBOR-Based Rate is the sum of the LIBOR Rate (hereinafter defined) plus two and one-half percentage points (2.50%). The LIBOR Rate is the annual percentage rate of interest equal to the London Interbank Offered Rate for corresponding deposits of United States Dollars for "Interest Periods" of one (1) month, as reported on Telerate page 3750 as of 11:00 a.m., London Time, on the second London business day before the relevant Interest Period begins (or if not so reported, then as determined by Lender from another recognized lender or interbank quotation, as reasonably determined by Lender. The LIBOR Rate may change at the beginning of each Interest Period. Absent manifest error, the Lender's determination of the LIBOR Rate for each Interest Period shall be conclusive.

If the LIBOR Rate is discontinued or unavailable, interest on the outstanding principal balance shall accrue at an annual rate equal to the Prime Rate (hereinafter defined) plus one-half of one percentage point (0.5 %). However, if the Borrower has hedged the LIBOR Rate with an interest rate swap agreement with Lender, the rate that shall apply in the event the LIBOR Rate is discontinued or unavailable is the variable floating rate payable under the interest rate swap agreement, plus the percentage spread of two and one-half percentage points (2.50%) if such percentage spread is not included in the variable floating rate under the swap agreement.

The Prime Rate is a fluctuating rate announced by the Lender from time to time, in the Lender's sole discretion, as the Lender's Prime Rate. Changes in the Prime Rate will be effective, without prior notice, as of the date any change is announced. The Prime Rate is a reference rate only; it is not necessarily the most favorable rate of interest that the Lender charges to any borrower or class of borrowers.

All interest payable under the terms of this Note shall be calculated by applying a daily interest rate, determined by multiplying the outstanding principal balance by the applicable annual interest rate and dividing the resulting product by 360, to the actual number of days principal is outstanding.

Adjustments to interest rates subject to change shall be effective on the date of any change in the Prime Rate (or other index used by this Note for determining a variable interest rate).

Each payment made on this Note shall be applied to accrued interest before it is applied to principal. Interest shall accrue from the date of this Note on the unpaid balance and shall continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full.

Borrower shall hedge the floating rate interest expense of the loan evidenced by this Note (the "Loan") for the full term of the Loan by maintaining one or more interest rate swap transactions with the Lender (or with another financial institution approved by Lender in writing) in an aggregate notional amount equal to the outstanding principal balance of the Loan, with Borrower making fixed rate payments and receiving floating rate payments to offset changes in the variable interest expense of the Loan, all upon terms and subject to such conditions as shall be acceptable to the Lender (or if such transaction is with another financial institution, all upon terms and subject to such conditions as shall be approved by Lender in writing).

Repayment

This Note is payable in monthly principal installments as set forth in Schedule A to Promissory Note attached hereto and incorporated herein by reference, together with accrued interest on the outstanding principal balance, commencing on December 15, 2000 and thereafter payable on the dates set forth in Schedule A to Promissory Note. However, on November 15, 2007 (the "Maturity Date"), this Note shall mature, and the entire amount of principal then remaining owing plus accrued interest and any other amounts owing under this Note shall be immediately due and payable in full (the "Maturity Date").

In the event that a payment date listed on Schedule A to Promissory Note is not a business day, then the due date for such payment shall be the immediately next business day; provided however, that if the next business day falls into the calendar month following the calendar month in which the payment was originally due, then the due date for such payment shall be the business day immediately preceding the specified payment due date.

Prepayment

Borrower shall have the right to prepay the entire outstanding principal amount of the Note in full, or from time to time in part, without penalty. Partial prepayments shall be applied to any outstanding installments of principal in the inverse order of their maturity. Notwithstanding the right of Borrower to prepay the loan evidenced by this Note, nothing herein shall effect the obligation that Borrower may have to deliver payment of a premium or other additional amounts owing in conjunction with any interest rate swap agreement to which Borrower is party.

Collateral

Any collateral pledged to the Lender to secure any of the undersigned's existing or future liabilities to the Lender shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Lender a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Lender or any of its affiliates.

This Note is also secured by, among other things, the following collateral and proceeds thereof:

Deed of Trust and Security Agreement (the "Deed of Trust") from North Henry Street Realty Company, LLC to Joseph P. Corish and Jonathan C. Kinney, Trustees, to be recorded in the land records of the City of Alexandria, State of Virginia, against the real property and improvements thereon, having street addresses at 800, 802, 806, 810, 814, 822, 828, 832, 834, 838, and 840 North Henry Street,
Alexandria, Virginia 22314 (the "Property"), along with an Assignment of Leases, Rents and Profits (the "Assignment").

All of the foregoing security is referred to collectively as the "Collateral". The term "Collateral" shall not include any interest rate swap agreements (as defined in 11 U.S.C. ss. 101). The

Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Lender, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint or joint and several, including any extensions, modifications or renewals. The Collateral shall also secure any interest rate swap agreement (as defined in 11 U.S.C. ss. 101) entered into by Borrower (or any of its affiliates) with Lender. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Lender in such order as the Lender deems proper.

Loan Purpose and Updated Financial Information Required

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Lender updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Lender, as well as additional information, reports, or schedules (financial or otherwise), all as the Lender may from time to time request. In addition, Borrower shall deliver to Lender, within ninety (90) days from the last day of each fiscal year of Borrower, in form and substance satisfactory to Lender, audited financial statements reflecting Borrower's operation and performance for the such fiscal year, including without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, all prepared on a consolidated and consolidating basis and all prepared in accordance with generally accepted accounting principals, consistently applied.

Revolving Line of Credit Loan Agreement and Financial Covenants

Borrower shall fully and timely perform all agreements, obligations, covenants and terms set forth in that certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated March 21, 1997 executed by Borrower, as modified by that certain First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated June 4, 1997, and as further modified by that certain First Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of April 28, 1998, and as further modified by that certain Second Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated April 30, 1999, and as further modified by that certain Third Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated April 28, 2000, and as further modified by that certain Fourth Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated June 12, 2000, and as further modified by that certain Fifth Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated June 28,2000, as further modified by that certain Sixth Modification of Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith (collectively referred to hereafter as the "Loan

Agreement"), including without limitation, the following financial covenants (as said financial covenants are defined in the "Loan Agreement"):

      (1) Minimum Tangible Net Worth, at all times, of Five Million Eight Hundred and 00/100 Dollars ($5,800,000.00);

      (2)   Maximum Total Liabilities to Tangible Net Worth, at all times, of
            2.0 to 1.0;

      (3)   Minimum Interest Coverage Ratio, at all times, of 2.0 to 1.0;

      (4)   Minimum Funds Flow Coverage Ratio, at all times, of 1.5 to 1.0.

Default, Acceleration and Setoff

Any one of the following shall constitute an event of default under the terms of this Note: (1) the failure to make when due any instalment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, which continues unremedied for a period of three (3) business days after written notice of such default is given by Lender (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the Borrower, any guarantor of the indebtedness of any of the undersigned to the Lender, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) one or more judgments or decrees shall be entered against any Party in an amount of more than Fifty Thousand and 00/100 Dollars ($50,000.00) for any one judgment, or for more than One Hundred Thousand and 00/100 Dollars ($100,000.00) in the aggregate, and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof, or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party which exceeds the amount of Fifty Thousand and 00/100 Dollars ($50,000.00), or the repossession or seizure of property of any Party; (5) a determination by the Lender that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to timely perform any other obligation to the Lender under this Note or under any other agreement with the Lender, including without limitation, the Deed of Trust, Assignment or the Loan Agreement, following the giving of notice by Lender of such failure to perform and expiration of any cure period, if applicable; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Lender or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Lender in its sole discretion; provided however, that up to five percent (5%) of the total stock of On-Site Sourcing, Inc. owned by the management of On-Site Sourcing, Inc. or the family members of management of On-Site Sourcing, Inc. may be sold, assigned, transferred, encumbered or otherwise conveyed without Lender's prior written consent; (9) if any Party gives notice to the Lender purporting to terminate such Party's obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of such Party's assets other than in the ordinary course of business; (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note;
(12) any default or event of default occurs under the Deed of Trust or Assignment securing this Note; or (13) any default or event of default occurs under the Loan Agreement; or (14) the occurrence of a default or an event of default with respect to any existing or future interest rate swap agreement (as defined in 11 U.S.C. ss. 101) to which Borrower or any affiliate of Borrower is a party; provided that with respect to the specified defaults other than (1),
(3), and (11), an event of default shall not occur unless the default remains unremedied for a period of seven (7) business days after written notice of the existence of such default is given by Lender. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note shall, at the option of the Lender, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Lender shall be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Lender will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Lender against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds, or other security or property of any nature whatsoever on deposit with, held by, owed by, or in the possession of, the Lender or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Lender and any Party are cumulative and not exclusive of any remedies provided by law.

Late Charges and Other Authorized Charges

If any portion of a payment is at least fifteen (15) days past due, the Borrower agrees to pay a late charge of five percent (5%) of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Lender from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, any and all court or collection costs, arbitration fees and costs, and reasonable attorneys fees, whether suit be brought or not, incurred in collecting this Note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Lender from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Lender of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay such authorized charges on demand or, at the Lender's option, such charges may be added to the unpaid balance of the Note and shall accrue interest at the stated Rate. Upon the occurrence of an event of default, interest shall accrue at the Default Rate.

Waivers

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note. The undersigned and each other Party waive any rights to require the Lender to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Lender, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Lender may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Lender, as the Lender may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.

WAIVER OF TRIAL BY JURY

TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Severability, Amendments and No Waiver by Lender

Any provision of this Note which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination, or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, shall in any event be effective unless it is in writing and signed by an authorized employee of the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If the interest rate is tied to an external index and the index becomes unavailable during the term of this loan, the Lender may designate a substitute index with notice to the Borrower. No failure or delay on the part of the Lender to exercise any right, power or remedy under this Note shall be construed as a waiver of the right to exercise the same or any other right at any time.

Liability, Successors and Assigns and Governing Law

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns. This Note shall be governed by the internal laws of the Commonwealth of Virginia and applicable federal law.

Address For Notices

Notices to the Borrower (even if more than one) may for all purposes be given to the following person or entity at the following address: On-Site Sourcing, Inc., 1111 North Nineteenth Street, Suite 600, Arlington, Virginia 22209. Notice mailed to the above person or entity at the above address shall be deemed to have been given to all persons comprised by the term Borrower.

ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, EXCLUDING ANY INTEREST RATE SWAP AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, AND CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE PARTIES DO NOT WAIVE APPLICABLE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITATIONS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS.

THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS INSTRUMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, PEACEFUL POSSESSION OF PERSONAL PROPERTY; OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, FILING OF AN INVOLUNTARY BANKRUPTCY PROCEEDING, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER; OR (D) WHEN APPLICABLE, TO OBTAIN A JUDGMENT PURSUANT TO A CONFESSION OF JUDGMENT PROVISION. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES OR CONFESS JUDGMENT BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.

                                    ON-SITE SOURCING, INC.


                                    By: /s/ Jason Parikh           [SEAL]
                                        ---------------------------
                                    Name: Jason Parikh
                                          -------------------------
                                    Title: Chief Financial Officer
                                           ------------------------

                                    NORTH HENRY STREET REALTY COMPANY,
                                    LLC, a Delaware limited liability
                                    company, by ON-SITE SOURCING, INC., a
                                    Delaware corporation, as its sole
                                    manager and sole member


                                    By: /s/ Jason Parikh           [SEAL]
                                        ---------------------------
                                    Name: Jason Parikh
                                          -------------------------
                                    Title: Chief Financial Officer
                                           ------------------------

                                   SCHEDULE A

             Attachment I - Amortization Schedule for 149522/224078 (Dates subject to Modified Following Business Day Convention)

         Date              Notional Outstanding        Notional Reduction
         ----              --------------------        ------------------
       15 Nov 00               5,800,000.00                   0.00
       15 Dec 00               5,785,324.94              14,675.06
       16 Jan 01               5,773,580.88              11,744.06
       15 Feb 01               5,758,697.11              14,883.77
       15 Mar 01               5,740,662.84              18,034.27
       16 Apr 01               5,728,542.43              12,120.41
       15 May 01               5,711,794.34              16,748.09
       15 Jun 01               5,697,926.56              13,867.78
       16 Jul 01               5,683,945.57              13,980.99
       15 Aug 01               5,668,353.68              15,591.89
       17 Sep 01               5,657,116.61              11,237.07
       15 Oct 01               5,638,333.36              18,783.25
       15 Nov 01               5,623,865.89              14,467.47
       17 Dec 01               5,610,761.27              13,104.62
       15 Jan 02               5,593,113.72              17,647.55
       15 Feb 02               5,578,277.11              14,836.61
       15 Mar 02               5,558,912.55              19,364.56
       15 Apr 02               5,543,796.75              15,115.80
       15 May 02               5,527,097.68              16,699.07
       17 Jun 02               5,514,633.10              12,464.58
       15 Jul 02               5,494,799.27              19,833.83
       15 Aug 02               5,479,160.09              15,639.18
       16 Sep 02               5,464,836.09              14,324.00
       15 Oct 02               5,446,074.16              18,761.93
       15 Nov 02               5,430,037.22              16,036.94
       16 Dec 02               5,413,869.36              16,167.86
       15 Jan 03               5,396,143.87              17,725.49
       18 Feb 03               5,383,962.28              12,181.59
       17 Mar 03               5,361,747.19              22,215.09
       15 Apr 03               5,342,198.01              19,549.18
       15 May 03               5,323,906.31              18,291.70
       16 Jun 03               5,308,274.03              15,632.28
       15 Jul 03               5,288,316.49              19,957.54
       15 Aug 03               5,270,991.72              17,324.77
       15 Sep 03               5,253,525.52              17,466.20
       15 Oct 03               5,234,533.31              18,992.21
       17 Nov 03               5,219,526.34              15,006.97
       15 Dec 03               5,197,516.59              22,009.75
       15 Jan 04               5,179,450.59              18,066.00
       17 Feb 04               5,163,964.96              15,485.63
       15 Mar 04               5,140,185.69              23,779.27
       15 Apr 04               5,121,651.68              18,534.01
       17 May 04               5,104,315.07              17,336.61
       15 Jun 04               5,082,799.96              21,515.11
       15 Jul 04               5,062,459.02              20,340.94
       16 Aug 04               5,044,623.61              17,835.41
       15 Sep 04               5,023,981.08              20,642.53
       15 Oct 04               5,003,175.47              20,805.61
       15 Nov 04               4,983,523.00              19,652.47
       15 Dec 04               4,962,397.77              21,125.23
       18 Jan 05               4,946,332.71              16,065.06
       15 Feb 05               4,922,308.61              24,024.10
       15 Mar 05               4,898,107.37              24,201.24
       15 Apr 05               4,877,597.19              20,510.18
       16 May 05               4,856,919.58              20,677.61
       15 Jun 05               4,834,794.18              22,125.40
       15 Jul 05               4,812,493.99              22,300.19
       15 Aug 05               4,791,284.92              21,209.07
       15 Sep 05               4,769,902.72              21,382.20

         Date              Notional Outstanding        Notional Reduction
         ----              --------------------        ------------------
       17 Oct 05               4,749,602.04              20,300.68
       15 Nov 05               4,725,378.11              24,223.93
       15 Dec 05               4,702,213.54              23,164.57
       17 Jan 06               4,682,580.72              19,632.82
       15 Feb 06               4,657,844.97              24,735.75
       15 Mar 06               4,631,693.75              26,151.22
       17 Apr 06               4,611,448.11              20,245.64
       15 May 06               4,584,954.79              26,493.32
       15 Jun 06               4,561,888.24              23,066.55
       17 Jul 06               4,539,834.69              22,053.55
       15 Aug 06               4,514,008.83              25,825.86
       15 Sep 06               4,490,363.13              23,645.70
       16 Oct 06               4,466,524.40              23,838.73
       15 Nov 06               4,441,314.88              25,209.52
       15 Dec 06               4,415,906.21              25,408.67
       16 Jan 07               4,392,622.52              23,283.69
       15 Feb 07               4,366,829.18              25,793.34
       15 Mar 07               4,338,532.21              28,296.97
       16 Apr 07               4,314,596.51              23,935.70
       15 May 07               4,287,050.59              27,545.92
       15 Jun 07               4,261,552.15              25,498.44
       16 Jul 07               4,235,845.56              25,706.59
       15 Aug 07               4,208,813.68              27,031.88
       17 Sep 07               4,184,893.21              23,920.47
       15 Oct 07               4,155,254.76              29,638.45
       15 Nov 2007                     0.00           4,155,254.76


                                       5